                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 18
                          TO THE AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

       This Amendment No. 18 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Equity Funds (Invesco Equity Funds) (the "Trust") amends the Amended and Restated Agreement and Declaration of
Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to amend the Agreement to remove Invesco Capital Development Fund, effective June 11, 2012, Invesco Constellation Fund, effective September 16, 2013 and Invesco Disciplined Equity Fund, effective December 30, 2013;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 30, 2013.

                                             By:        /s/ John M. Zerr
                                                  -----------------------------
                                                  Name: John M. Zerr
                                                  Title: Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                                                   CLASSES OF EACH PORTFOLIO
---------                                                                   -------------------------

Invesco Charter Fund                                                          Class A Shares
                                                                              Class B Shares
                                                                              Class C Shares
                                                                              Class R Shares
                                                                              Class R5 Shares
                                                                              Class R6 Shares
                                                                              Class S Shares
                                                                              Class Y Shares
Invesco Diversified Dividend Fund                                             Class A Shares
                                                                              Class B Shares
                                                                              Class C Shares
                                                                              Class R Shares
                                                                              Class R5 Shares
                                                                              Class R6 Shares
                                                                              Class Y Shares
                                                                              Investor Class Shares
Invesco Summit Fund                                                           Class A Shares
                                                                              Class B Shares
                                                                              Class C Shares
                                                                              Class P Shares
                                                                              Class R5 Shares
                                                                              Class S Shares
                                                                              Class Y Shares"